Derivative Financial Instruments	12 Months Ended
Sep. 30, 2011
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

13. Derivative Financial Instruments

Market risks relating to the Company's operations result primarily from changes in interest rates and changes in foreign currency exchange rates. The Company is exposed to market risk related to changes in interest rates and selectively uses derivative financial instruments, including forward contracts and swaps, to manage these risks. During 2010, the Company entered into a $60 mil-lion one-year amortizing forward interest rate swap effective October 5, 2010. This interest rate swap expired in October 2011. All derivative instruments are reported on the balance sheet at fair value. The derivative instruments are designated as a cash flow hedge and the gain or loss on the derivative is deferred in accumulated other comprehensive income until recognized in earnings with the underlying hedged item. Including the impact of interest rate swaps outstanding, the interest rates on approximately 50% of the Company's total borrowings were effectively fixed as of September 30, 2011. The following is a summary of the notional transaction amounts and fair values for the Company's outstanding derivative financial instruments by risk category and instrument type, as of September 30, 2011.

(Dollars in thousands)	Notional Average	Amount Rec Rate	Average	Fair
	Pay Rate			Value

Interest rate swap	$60,000	0.22%	1.10%	$(3)

The Company's interest rate swap and contingent consideration liabilities are presented below as of September 30, 2011:

(Dollars in millions)	Level 1	Level 2	Level 3	Total

Liabilities
Interest rate swap	$—	$—	$—	$—
Contingent consideration	—	—	4.8	4.8